United States
Securities and Exchange Commission
Washington D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2004

Medical Technology Systems, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	000-16594	59-2740462

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12920 Automobile Boulevard, Clearwater, Florida 33762

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (727) 576-6311

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-42(c))

Item 8.01      Other Events

                       Today, September 10, 2004, Medical Technology Systems, Inc. issued a press release announcing a delay in the relocation of its facilities and the timing of a $300,000 relocation cost charge. A copy of the press release is furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference.

Item  9.01     Financial Statements and Exhibits.

                       (c)      Exhibits.

EXHIBIT	DESCRIPTION

99.1	Press Release of Medical Technology Systems, Inc., dated September 10, 2004.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Medical Technology Systems, Inc. D/B/A MTS Medication Technologies
(Registrant)

Date: September 10, 2004	By:	/s/ Michael Branca
Michael Branca
Vice President and Chief Financial Officer